UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 16, 2014
BBX Capital Corporation
(Exact name of registrant as specified in its charter)
Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 East Las Olas Blvd Suite 800 Ft. Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 954-940-4900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

     BBX Capital Corporation (the “Company”) is filing its Corporate Overview included as Exhibit 99.1 to this report pursuant to Item 8.01 Form 8-K. This Corporate Overview provides a general overview to investors on the Company and its current business strategies.  The Company is not undertaking to update this information.  This report should not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

d)    Exhibits.

Exhibit 99.1 – BBX Capital Corporation Corporate Overview

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2014

BBX Capital Corporation

                                                    By:/s/Alan B. Levan

                                                    -------------------------

                                                       Alan B. Levan

                                                      Chairman of the Board and

Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	BBX Capital Corporation Corporate Overview